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                                                                 EXHIBIT (e)(9)

[GRAPHIC APPEARS HERE] The AIG Life Companies (U.S.)

                            EXECUTIVE ADVANTAGE(SM)

                         AUTOMATIC REBALANCING REQUEST

Policy Number: ___________   Policyholder: ____________________________________
                                           (Last Name, First Name, Middle Name)

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
Insured: ____________________________________   Social Security No.: ______-_____-______
         (Last Name, First Name, Middle Name)
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For the purpose of Rebalancing, I hereby authorize transfers from my Guaranteed
Account and Subaccounts into other Subaccounts at the following frequency, as measured from the policy anniversary:

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

[ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually   Following are rebalanced percentages after the transfer:
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
                                                     Percent                                                 Percent
                                                     -------                                                 -------
Guaranteed Account                                     __%
Alliance Variable Products Series Fund, Inc.                    J.P. Morgan Series Trust II
   Americas Government Income                          __%      Small Company Portfolio                        __%
   Growth Portfolio                                    __%      FAM Variable Series Funds
   Growth and Income Portfolio                         __%      Mercury Basic Value V.I. Fund                  __%
   Large Cap Growth Portfolio                          __%      Mercury Fundamental Growth V.I. Fund           __%
   Small Cap Growth Portfolio                          __%      Mercury Government Bond V.I. Bond              __%
American Century Variable Portfolios, Inc.                      Mercury Value Opportunities V.I. Fund          __%
   VP Income & Growth Fund                             __%   Morgan Stanley Universal Institutional Funds
   VP International Fund                               __%      Core Plus Fixed Income Portfolio - Class 1     __%
Credit Suisse Trust                                             Emerging Markets Equity Portfolio - Class 1    __%
Mid Cap Growth Portfolio                               __%      High Yield Portfolio - Class 1                 __%
Emerging Markets Portfolio                             __%      Mid Cap Growth Portfolio - Class 1             __%
Global Small Cap Portfolio                             __%      U.S. Mid Cap Value Portfolio - Class 1         __%
International Focus Portfolio                          __%   Neuberger Berman Advisers Management Trust
Large Cap Value Portfolio                              __%      AMT Partners Portfolio                         __%
Small Cap Growth Portfolio                             __%   PIMCO Variable Insurance Trust
Fidelity Variable Insurance Products Fund                       High Yield Portfolio                           __%
   VIP Balanced Portfolio                              __%      Long Term U.S. Government Bond Portfolio       __%
   VIP Contrafund Portfolio                            __%      Real Return Portfolio                          __%
   VIP Index 500 Portfolio                             __%      Short-Term Portfolio                           __%
Franklin Templeton Variable Insurance Products Trust            Total Return Bond Portfolio                    __%
   Money Market Fund - Class 1                         __%      Vanguard Variable Insurance Fund
   Developing Markets Securities Fund - Class 2        __%      Total Bond Market Index Portfolio              __%
   Growth Securities Fund- Class 2                     __%      Total Stock Market Index Portfolio             __%
   Foreign Securities Fund- Class 2                    __%      VALIC Company I
Goldman Sachs Variable Insurance Trust                              International Equities Fund                __%
   Structured U.S. Equity Fund                         __%      Mid Cap Index Fund                             __%
   International Equity Fund                           __%      Small Cap Index Fund                           __%
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As Policyholder, I represent that the statements and answers in this Automatic
Rebalancing request are written as made by me and are complete and true to the best of my knowledge and belief.

-------------------------------------  -------------------------------------
Signature of Insured                   Signature of Policyholder (if other
                                       than Insured)
___________________ _______, 20__
Date Signed

Automatic Rebalancing, Executive Advantage(SM), 04/06